Nuveen
          Municipal Closed-End
               Exchange-Traded
                         Funds

ANNUAL REPORT March 31, 2003

                                SELECT MATURITIES
                                NIM



                   DEPENDABLE,
               TAX-FREE INCOME
                       BECAUSE
       IT'S NOT WHAT YOU EARN,
         IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger
Chairman of the Board


SIDEBAR TEXT: "I'D ALSO LIKE TO DIRECT YOUR ATTENTION TO THE INSIDE FRONT COVER OF THIS REPORT, WHICH EXPLAINS THE QUICK AND EASY PROCESS TO BEGIN RECEIVING FUND REPORTS LIKE THIS VIA E-MAIL AND THE INTERNET."



                            Dear
                              SHAREHOLDER


You may have noticed that this report is coming to you a little sooner than normal. That's because we have changed the end date of your Fund's fiscal year to March 31 from May 31. Going forward, annual reports will use the March 31 date and semi-annual reports will use a September 30 date. This is a simple administrative change designed to help your Fund operate more efficiently. It does not affect your Fund's investment objectives or management strategies.

For the shortened period of this report, I am pleased to note that your Fund continued to provide you with monthly tax-free income. More detailed performance information based on the new reporting period is provided in the Portfolio Manager's Comments and Performance Overview sections of this report. I urge you to take the time to read them.

With interest rates at historically low levels, many have begun to wonder how fixed-income investments will perform if interest rates begin to rise. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.


Sincerely,


/s/Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

May 15, 2003

Nuveen Select Maturities Municipal Fund
(NIM)

Portfolio Manager's
               COMMENTS

Portfolio manager John Miller discusses U.S. economic conditions, key investment strategies, and the recent performance of the Fund. John, who has nine years of municipal market experience, assumed portfolio management responsibility for NIM in 2001.

WHAT WERE THE MAJOR FACTORS AFFECTING THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

In many ways, economic and market conditions did not significantly change since the last shareholder report dated November 2002. We believe the most influential factors affecting the U.S. economy and the municipal market continued to be the slow pace of economic growth and interest rates that remained at 40-year lows. The ongoing threat of terrorism, the war in Iraq and continued geopolitical uncertainty also had an economic impact during this period.

In the municipal market, the sluggish economic recovery and lack of inflationary pressures helped many bonds perform well during much of 2002 and the first part of 2003. However, during the fall of 2002 the market environment for all fixed-income investments was negatively impacted by a rebound in the equity markets. In the first quarter of 2003, fixed income yields remained in a relatively tight trading range as optimism over a successful military campaign in Iraq was counter balanced by continued sluggish economic growth. Market expectations for the timing of a possible Fed Funds rate increase shifted in 2003 to predictions that the Federal Reserve might cut rates in an effort to stimulate the economy.

After record issuance of $357 billion in calendar year 2002, municipal bond new issue supply nationwide remained strong during the first quarter of 2003. More than $83 billion in new municipal bonds were issued in January, February and March 2003, up 22% over the same period in 2002. Demand for municipal bonds also remained strong over most of this reporting period, as many individual investors continued to seek tax-free income and increased diversification for their portfolios. Institutional investors, including traditional municipal bond purchasers such as property/casualty insurance companies as well as non-traditional purchasers such as hedge funds, arbitrage accounts, and pension funds, also were active municipal buyers over this reporting period.


HOW DID NIM PERFORM OVER THE TWELVE MONTHS ENDED MARCH 31, 2003?

The performance of the Fund, as well as relevant benchmarks, is presented in the accompanying table.

                               TOTAL RETURN           LEHMAN       LIPPER
           MARKET YIELD              ON NAV    TOTAL RETURN1     AVERAGE2
-------------------------------------------------------------------------
                                     1 YEAR           1 YEAR       1 YEAR
                   TAXABLE-           ENDED            ENDED        ENDED
       3/31/03  EQUIVALENT3         3/31/03          3/31/03      3/31/03
-------------------------------------------------------------------------
NIM      5.36%        7.66%           3.70%           10.56%        6.82%
-------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


For the twelve months ended March 31, 2003, NIM's total return significantly trailed both the Lehman Brothers 7-Year Municipal Bond Index as well as the Lipper fund group average. While some of this below-average return can be attributed to general market factors, most came from the poor




1 The total annual return on common share net asset value (NAV) for NIM is compared with the total annual return of the Lehman Brothers 7-Year Municipal Bond Index, an un-leveraged index comprising a broad range of investment-grade municipal bonds with maturities ranging from six to eight years. Results for the Lehman index do not reflect any expenses.

2 NIM's total return is compared with the average annualized return of the nine funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30%.

performance of a few specific holdings within the Fund's portfolio.

Looking at the general market context, credit spreads widened over much of the reporting period, as often happens during periods of economic uncertainty. When this occurs, higher-rated bonds may perform better than lower-rated bonds. This was the general market pattern over much of this twelve-month period. While most of NIM's portfolio as of March 31, 2003, was rated A or higher, more than 25% of its portfolio was in bonds rated BBB or not rated.

The Fund also held several distressed bonds, which declined in value during much of the twelve-month period. In virtually every case, these bonds had been sold as of the end of the reporting period. As one example, the Fund held several bonds backed by private airlines. The value of these bonds fell over the past year, in part due to the general decline in passenger volume that affected many airlines and in part due to the bankruptcy declaration by United Air Lines. Specifically, NIM held a $3.45 million par value position in United-backed bonds that fell in market value from 60 cents on the dollar, and were sold at 30 cents on the dollar. The Fund also held a $4.5 million par value position in American Airlines bonds, which declined from 93 cents on the dollar as of March 31, 2002, and was sold at 53 cents on the dollar.

Additionally, NIM's performance was impacted negatively by credit issues involving two other holdings: a $5 million par value position in Erie County (New York) bonds issued for CanFibre of Lackawanna and a $1.2 million par value holding of bonds issued for Winslow Memorial Hospital (Arizona). The CanFibre bonds, which funded a solid waste disposal facility, continued to depreciate following the failure of a restructuring plan, falling from 34.5 cents on the dollar as of March 31, 2002. We were able to take possession of the facility and sell it, resulting in a recovery of 15 cents on the dollar, which we believe was in the best interest of shareholders. The Winslow Hospital bonds also depreciated over the twelve-month period, to 70 cents from 95 cents, due to the poor financial performance of this small, non-rated hospital.


HOW WERE NIM'S DIVIDEND AND SHARE PRICE AFFECTED?

During the year ended March 31, 2003, the need to reinvest the proceeds from called and maturing bonds in today's relatively low interest rate environment, combined with the credit issues discussed above, resulted in one dividend cut in NIM. Over the course of this period, both the share price and the net asset value of NIM declined. The Fund moved from trading close to its net asset value to a 4.7% discount as of March 31, 2003 (see charts on the Performance Overview page).


WHAT KEY STRATEGIES WERE USED TO MANAGE NIM DURING THE PERIOD ENDED MARCH 31, 2003?

Over the period, our strategic focus was on enhancing the Fund's dividend-paying capability whenever possible, mitigating potential call risk, and working to resolve the specific credit issues discussed earlier.

As part of our efforts to enhance the Fund's call protection, we sold several bonds with short call dates and reinvested the proceeds in bonds that we believe added the prospects for long-term performance for our shareholders. Among the bonds added to the Fund were a number of BBB rated credits, including a $2 million purchase of bonds issued for Olin Corporation, the manufacturer of Winchester rifles and ammunition. These bonds, which offered a 6.75% coupon, have appreciated approximately 11% since our purchase.

In the current geopolitical and economic climate, we believe maintaining overall credit quality is a key requirement. As noted earlier, more than one-quarter of the Fund's portfolio is rated BBB or is unrated. While we see advantages in holding these bonds, we are attempting to counterbalance this exposure with a significant holding of AAA/U.S. Guaranteed and AA rated bonds. As of March 31, 2003, 51% of the Fund's portfolio was rated within these two highest categories.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND NIM IN PARTICULAR?

We expect inflation and interest rates to remain relatively low over the near term, while new municipal volume nationally should continue to be strong as issuers take advantage of the low rate environment for both new issues and refinancings. We believe demand for tax-exempt municipal bonds will remain solid, as investors continue to look for ways to rebalance their portfolios and reduce overall investment risk.

We think that NIM offers a good level of call protection over the next two years, with call exposure of 14% in 2003 and about 2% in 2004. As mentioned, we've been working to mitigate the call risk and improve the overall positioning of this Fund. The number of actual calls experienced by NIM will depend largely on market interest rates in the months ahead.

Some specific areas of concentration will include working through NIM's credit issues and emphasizing strategies that provide support for the Fund's long-term dividend-paying capabilities. We believe that the comparatively shorter average maturity of this Fund's portfolio, and its potential to benefit from any contraction between the interest rates of BBB rated bonds and higher rated bonds as the economy improves, places NIM in an excellent position to perform relatively well in an economic recovery. Overall, we believe the attractive tax-free income and portfolio diversification potential offered by this Fund continue to represent essential components in investors' long-range financial plans.

Nuveen Select Maturities Municipal Fund

Performance
   OVERVIEW As of March 31, 2003

NIM

PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED         39%
AA                          12%
A                           23%
BBB                         21%
NR                           5%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                  $9.85
--------------------------------------------------
Common Share Net Asset Value                $10.34
--------------------------------------------------
Market Yield                                 5.36%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.66%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $128,106
--------------------------------------------------
Average Effective Maturity (Years)           12.65
--------------------------------------------------
Average Duration                              5.37
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 9/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         0.55%         3.70%
--------------------------------------------------
5-Year                         2.62%         2.81%
--------------------------------------------------
10-Year                        4.11%         4.63%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     20%
--------------------------------------------------
Utilities                                      19%
--------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------
U.S. Guaranteed                                 8%
--------------------------------------------------
Long-Term Care                                  8%
--------------------------------------------------



BAR CHART:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
4/02                    0.046
5/02                    0.046
6/02                    0.044
7/02                    0.044
8/02                    0.044
9/02                    0.044
10/02                   0.044
11/02                   0.044
12/02                   0.044
1/03                    0.044
2/03                    0.044
3/03                    0.044


LINE CHART:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/02                  10.1
                        10.18
                        10.1
                        10.15
                        10.22
                        10.25
                        10.33
                        10.2
                        10.45
                        9.98
                        9.93
                        9.79
                        10.12
                        10.29
                        10.2
                        10.1
                        10.03
                        9.99
                        9.97
                        9.81
                        9.93
                        10
                        10.02
                        9.97
                        9.88
                        10.16
                        10.35
                        10.22
                        9.9
                        9.78
                        10.08
                        10.19
                        10.04
                        9.66
                        9.8
                        9.8
                        9.63
                        9.55
                        9.61
                        9.79
                        9.6
                        9.65
                        9.65
                        9.82
                        9.91
                        9.75
                        9.74
                        9.89
                        9.9
                        9.88
                        9.77
3/31/03                 9.8


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2002 of $0.0004 per share.

                            Report of
                                INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN SELECT MATURITIES MUNICIPAL FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Select Maturities Municipal Fund as of March 31, 2003, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Select Maturities Municipal Fund at March 31, 2003, and the results of its operations, changes in its net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP

Chicago, Illinois
May 9, 2003

                            Nuveen Select Maturities Municipal Fund (NIM)
                            Portfolio of
                                    INVESTMENTS March 31, 2003
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.0%

$       2,000   Alabama 21st Century Authority, Tobacco Settlement Revenue           12/11 at 101.00          A1        $ 2,002,180
                 Bonds, Series 2001, 5.750%, 12/01/17

          500   Marshall County Health Care Authority, Alabama, Revenue Bonds,        1/12 at 101.00          A-            534,770
                 Series 2002A, 6.250%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 5.0%

        2,470   Arizona Educational Loan Marketing Corporation, Educational           9/03 at 100.00         Aa2          2,502,357
                 Loan Revenue Bonds, 6.375%, 9/01/05 (Alternative Minimum Tax)

        2,885   Industrial Development Authority of the City of Phoenix, Arizona,     4/08 at 101.50         AAA          3,091,653
                 Statewide Single Family Mortgage Revenue Bonds,
                 1998 Series C, 6.650%, 10/01/29 (Alternative Minimum Tax)

        1,185   Industrial Development Authority of the City of Winslow,                No Opt. Call         N/R            823,907
                 Arizona, Hospital Revenue Bonds (Winslow Memorial Hospital
                 Project), Series 1998, 5.750%, 6/01/08


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 2.3%

          770   Arkansas Student Loan Authority, Student Loan Revenue Bonds,          6/03 at 100.00           A            774,628
                 Series 1992A-2 (Subordinate), 6.750%, 6/01/06 (Alternative
                 Minimum Tax)

        1,000   City of Fort Smith, Arkansas, Refunding and Construction Water       10/11 at 100.00         AAA          1,085,200
                 and Sewer Revenue Bonds, Series 2002A, 5.250%, 10/01/17 -
                 FSA Insured

        1,000   Jonesboro, Arkansas, Industrial Development Revenue Bonds,              No Opt. Call          A+          1,043,100
                 Anheuser Busch Inc. Project, Series 2002, 4.600%, 11/15/12


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 1.7%

        2,115   Vernon, California, Electric System Revenue Bonds, Malburg            4/08 at 100.00          A2          2,157,342
                 Generating Station Project, Series 2003C, 5.250%, 4/01/17
                 (WI, settling 4/10/03)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.5%

        1,500   Colorado Educational and Cultural Facilities Authority, Charter       7/12 at 100.00         BBB          1,467,165
                 School Revenue Bonds, DCS Montessori Project, Series 2002A,
                 Douglas County School District RE-1, 6.000%, 7/15/22

        1,000   Denver Health and Hospital Authority, Colorado, Health Care          12/11 at 100.00        BBB+          1,016,440
                 Revenue Bonds, Series 2001A, 6.000%, 12/01/23

          366   El Paso County, Colorado, Single Family Mortgage Revenue                No Opt. Call         Aaa            394,842
                 Tax-Exempt Refunding Bonds, Series 1992A Class A-2,
                 8.750%, 6/01/11

        5,875   Northwest Parkway Public Highway Authority, Colorado, Senior           6/11 at 38.04         AAA          1,414,171
                 Revenue Bonds, Series 2001B, 0.000%, 6/15/27 -
                 AMBAC Insured

        1,000   Summit County, Colorado, Sports Facilities Refunding Revenue            No Opt. Call         AAA          1,181,250
                 Bonds (Keystone Resorts Management, Inc. Project),
                 Series 1990, 7.750%, 9/01/06

        2,845   University of Colorado Hospital Authority, Hospital Revenue          11/11 at 100.00          A3          2,894,418
                 Bonds, Series 2001A, 5.600%, 11/15/21


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.6%

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds (Wheelabrator Lisbon Project), Series 1993A:
          500    5.500%, 1/01/14 (Alternative Minimum Tax)                            7/03 at 102.00         BBB            499,955
        1,570    5.500%, 1/01/15 (Alternative Minimum Tax)                            1/05 at 100.00         BBB          1,534,173


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 4.5%

                District of Columbia, Washington, D.C., General Obligation
                Refunding Bonds, Series 1993A:
          900    6.000%, 6/01/07 - MBIA Insured                                         No Opt. Call         AAA          1,037,790
        4,105    6.000%, 6/01/07 - MBIA Insured                                         No Opt. Call         AAA          4,695,381


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.7%

          865   Escambia County, Florida, Pollution Control Revenue Bonds,            8/04 at 102.00         BBB            899,263
                 Champion International Corporation Project, Series 1994,
                 6.900%, 8/01/22 (Alternative Minimum Tax)


                                       7


                            Nuveen Select Maturities Municipal Fund (NIM) (continued)
                                 Portfolio of INVESTMENTS March 31, 2003

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.2%

$         280   Urban Residential Finance Authority of the City of Atlanta,             No Opt. Call      N/R***        $   290,976
                 Georgia, Revenue Bonds (Landrum Arms Project), Series 1994,
                 6.750%, 7/01/04


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 13.5%

        2,095   Chicago Metropolitan Housing Development Corporation,                 7/03 at 100.00         AAA          2,099,965
                 Illinois, Housing Development Revenue Refunding Bonds
                 (FHA-Insured Mortgage Loan - Section 8 Assisted Project),
                 Series 1993B, 5.700%, 1/01/13 - MBIA Insured

          970   City of Chicago, Illinois, Tax Increment Allocation Bonds             1/09 at 100.00         N/R            965,160
                 (Irving/Cicero Redevelopment Project), Series 1998,
                 7.000%, 1/01/14

          165   City of Danville, Vermilion County, Illinois, Single Family          11/03 at 102.00          A1            169,274
                 Mortgage Revenue Refunding Bonds, Series 1993,
                 7.300%, 11/01/10

        2,000   Illinois Development Finance Authority, Revenue Refunding             4/10 at 102.00        BBB-          2,098,040
                 Bonds, Series 1993D, Olin Corporation Project, 6.750%, 3/01/16

        4,995   Illinois Development Finance Authority, Revenue Bonds                 4/11 at 105.00         Aaa          5,982,412
                 (Greek American Nursing Home Project), Series 2000A,
                 7.600%, 4/20/40

        1,325   Illinois Development Finance Authority, Child Care Facility           9/03 at 101.00         N/R          1,353,951
                 Revenue Bonds, Series 1992 (Illinois Facilities Fund Project),
                 7.400%, 9/01/04

        1,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,        2/04 at 102.00          A+          1,034,270
                 Series 1993A (Edward Hospital Project), 6.000%, 2/15/19

        1,210   Illinois Health Facilities Authority, Revenue Refunding Bonds,        8/09 at 101.00          A-          1,225,210
                 Series 1999 (Silver Cross Hospital and Medical Centers),
                 5.500%, 8/15/19

        1,335   Illinois Housing Development Authority, Section 8 Elderly             5/03 at 102.00           A          1,364,437
                 Housing Revenue Bonds (Skyline Towers Apartments),
                 Series 1992B, 6.625%, 11/01/07

        1,000   Illinois Educational Facilities Authority, Student Housing Revenue    5/12 at 101.00        Baa2          1,075,220
                  Bonds, Educational Advancement Foundation Fund, University
                 Center Project, Series 2002, 6.625%, 5/01/17


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 0.9%

        1,000   Indianapolis Local Public Improvement Bond Bank, Indiana,               No Opt. Call          AA          1,150,560
                 Series 1992 D Bonds, 6.600%, 2/01/07


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.2%

        1,800   Tobacco Settlement Authority, Iowa, Tobacco Settlement                6/11 at 101.00           A          1,488,492
                 Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 2.8%

        3,500   Wichita, Kansas, Hospital Revenue Refunding and Improvement          11/11 at 101.00          A+          3,622,710
                 Bonds, Via Christi Health System, 2001 Series III,
                 5.500%, 11/15/21


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.5%

        2,000   Anne Arundel County, Maryland, Multifamily Housing Revenue              No Opt. Call        BBB-          2,034,040
                 Bonds (Woodside Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax) (Mandatory
                 put 12/01/03)

        1,100   Maryland Energy Financing Administration, Limited Obligation          9/05 at 102.00         N/R          1,125,234
                 Cogeneration Revenue Bonds (AES Warrior Run Project),
                 Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.8%

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery              No Opt. Call         BBB            991,690
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1992A Remarketing, 4.850%, 12/01/05


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.3%

        1,000   Cornell Township Economic Development Corporation,                    5/12 at 100.00         BBB          1,004,550
                 Michigan, Environmental Improvement Revenue Refunding
                 Bonds, MeadWestvaco Corporation - Escanaba Project,
                 Series 2002, 5.875%, 5/01/18

        2,181   Michigan State Hospital Finance Authority, Detroit Medical              No Opt. Call        Baa2          2,206,508
                 Center Collateralized Loan, Series 2001, 7.360%, 4/01/07

          470   Michigan State Hospital Finance Authority, Revenue Bonds,               No Opt. Call        BBB-            470,197
                 Detroit Medical Center, Series 1988A Refunding,
                 8.125%, 8/15/12

          600   Michigan State Hospital Finance Authority, Hospital Revenue           1/06 at 102.00         Ba1            562,188
                 Bonds, Sinai Hospital Refunding, Series 1995, 6.625%, 1/01/16


                                       8

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.9%

$       1,000   White Earth Band of Chippewa Indians, Minnesota, Revenue                No Opt. Call           A        $ 1,132,710
                 Bonds, Series 2000A, 7.000%, 12/01/11 - ACA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 4.7%

        1,500   New York State Energy Research and Development Authority,               No Opt. Call          A+          1,532,940
                 Facilities Revenue Bonds, Consolidated Edison Company Inc.
                 Project, Series 2001A, 4.700%, 6/01/36 (Alternative Minimum
                 Tax) (Mandatory put 10/01/12)

        1,665   New York State Medical Care Facilities Finance Agency,                2/06 at 102.00         AA+          1,852,929
                 FHA-Insured Mortgage Hospital and Nursing Home Revenue
                 Bonds, 1995 Series C, 6.100%, 8/15/15

        2,130   City of Niagara Falls, Niagara County, New York, Water Treatment        No Opt. Call         AAA          2,673,917
                 Plant Serial Bonds, Series 1994, 8.500%, 11/01/07 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.1%

        2,000   Akron, Bath and Copley Joint Township Hospital District,              5/03 at 102.00        Baa1          2,043,480
                 Ohio, Hospital Facilities Revenue Bonds, Series 1992 (Summa
                 Health System Project), 6.250%, 11/15/07

        3,000   County Of Hamilton, Ohio, Hospital Facilities Refunding                 No Opt. Call        A***          3,227,460
                 Revenue Bonds, Series 1992A (Bethesda Hospital, Inc.),
                 6.250%, 1/01/06


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.8%

        1,000   Oklahoma Industries Authority, Health System Revenue                  8/06 at 102.00         AAA          1,039,780
                 Refunding Bonds (Obligated Group consisting of INTEGRIS
                 Baptist Medical Center, Inc., INTEGRIS South Oklahoma City
                 Hospital Corporation and INTEGRIS Rural Health, Inc.),
                 Series 1995D, 5.000%, 8/15/14 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 5.8%

        1,500   Pennsylvania Economic Development Financing Authority,               12/04 at 102.00        BBB-          1,555,560
                 Resource Recovery Revenue Bonds, Colver Project,
                 Series 1994D, 7.150%, 12/01/18 (Alternative Minimum Tax)

        3,800   Pennsylvania Higher Education Assistance Agency, Student              7/03 at 102.00         AAA          3,912,936
                 Loan Revenue Bonds, 1988 Series D, 6.050%, 1/01/19
                 (Alternative Minimum Tax) - AMBAC Insured

        1,545   Pennsylvania Higher Educational Facilities Authority,                   No Opt. Call         Aaa          1,925,935
                 College Revenue Bonds, Ninth Series, 7.625%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.4%

        1,250   South Carolina Jobs-Economic Development Authority,                     No Opt. Call         BBB          1,349,650
                 South Carolina, Hospital Revenue Bonds, Palmetto Health
                 Alliance, Series 2000A, 7.000%, 12/15/10

          500   Tobacco Settlement Revenue Management Authority, Tobacco              5/11 at 101.00           A            475,170
                 Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.7%

        2,000   Health, Educational and Housing Facility Board of the County          9/12 at 100.00        BBB+          2,123,200
                 of Shelby, Tennessee, Hospital Revenue Bonds, Methodist
                 Healthcare, Series 2002, 6.000%, 9/01/17


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 5.6%

          475   Austin-Travis County, Texas, MHMR Center Revenue Bonds                3/05 at 101.00         AAA            519,375
                 (Mental Health and Mental Retardation Center Facilities
                 Acquisition Program), Series 1995-A, 6.500%, 3/01/15 -
                 CAP GTY/FSA Insured

          500   Brazos River Harbor Navigation District, Brazoria County,             5/12 at 101.00          A-            513,155
                 Texas, Environmental Facilities Revenue Bonds, Dow
                 Chemical Company Project, 2002 Series A-6, 6.250%, 5/15/33
                 (Alternative Minimum Tax) (Mandatory put 5/15/17)

          310   City of Galveston Property Finance Authority, Inc., Texas,            9/03 at 101.00          A3            317,102
                 Single Family Mortgage Revenue Bonds, Series 1991A,
                 8.500%, 9/01/11

          820   Texas Community MHMR Centers, Revenue Bonds (Mental                   3/05 at 101.00         AAA            896,604
                 Health and Mental Retardation Center Facilities Acquisition
                 Program), Series 1995C, 6.500%, 3/01/15 - CAP GTY/FSA
                 Insured

        2,750   Navigation District No. 1 of Matagorda County, Texas, Pollution         No Opt. Call        BBB+          2,707,540
                 Control Revenue Bonds, Central Power and Light Company
                 Refunding, Series 2001A, 4.550%, 11/01/29 (Mandatory
                 put 11/01/06)

          900   Tom Green County Health Facilities Development Corporation,             No Opt. Call        Baa3            930,897
                 Texas, Hospital Revenue Bonds, Shannon Health System
                 Project, Series 2001, 5.600%, 5/15/06


                                       9


                            Nuveen Select Maturities Municipal Fund (NIM) (continued)
                                 Portfolio of INVESTMENTS March 31, 2003
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$         500   Travis County Health Facilities Development Corporation, Texas,      11/03 at 102.00         Aaa        $   523,285
                 Hospital Revenue Bonds (Daughters of Charity National Health
                 System - Daughters of Charity Health Services of Austin),
                 Series 1993B, 5.900%, 11/15/07

          645   Tri-County MHMR Services Revenue Bonds, Texas (Mental                 3/05 at 101.00         AAA            705,256
                 Health and Mental Retardation Center Facilities Acquisition
                 Program), Series 1995-E, 6.500%, 3/01/15 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.6%

        2,055   City of Bountiful, Davis County, Utah, Hospital Revenue                 No Opt. Call         N/R          2,051,650
                 Refunding Bonds (South Davis Community Hospital Project),
                 Series 1998, 6.000%, 12/15/10


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.6%

        2,000   Hampton Redevelopment and Housing Authority, Virginia,                7/03 at 102.00        A-1+          2,068,400
                 Multifamily Housing Revenue Refunding Bonds, Series 1994
                 (Chase Hampton II Apartments), 7.000%, 7/01/24 (Mandatory
                 put 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.2%

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993A:
        1,340    7.000%, 7/01/07                                                        No Opt. Call      Aa1***          1,602,251
          160    7.000%, 7/01/07                                                        No Opt. Call         Aa1            188,886
        1,130    7.000%, 7/01/08                                                        No Opt. Call      Aa1***          1,377,120
        1,870    7.000%, 7/01/08                                                        No Opt. Call         Aa1          2,243,289

        7,000   Washington Public Power Supply System, Nuclear Project No. 3            No Opt. Call         Aa1          6,477,730
                 Refunding Revenue Bonds, Series 1990B, 0.000%, 7/01/06


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 3.6%

        2,000   County Commission of Harrison County, West Virginia, Solid            8/04 at 102.00         AAA          2,157,760
                 Waste Disposal Revenue Bonds, West Penn Power Company
                 Project, Series 1994C, 6.750%, 8/01/24 (Alternative Minimum
                 Tax) - MBIA Insured

        2,450   South Charleston, West Virginia, Industrial Development                 No Opt. Call          A-          2,456,003
                 Revenue Bonds, Union Carbide Chemicals and Plastic,
                 Series 1990A, 8.000%, 8/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.6%

                Badger Tobacco Asset Securitization Corporation, Wisconsin,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
        1,000    6.125%, 6/01/27                                                      6/12 at 100.00           A            946,940
        1,480    6.375%, 6/01/32                                                      6/12 at 100.00           A          1,301,805

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        7/11 at 100.00          A-          1,045,180
                 Bonds, Agnesian Healthcare Inc., Series 2001, 6.000%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
$     118,752   Total Long-Term Investments (cost $113,974,662) - 93.1%                                                 119,240,964
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 3.5%

          500   Guildford County, North Carolina, General Obligation School                               VMIG-1            500,000
                 Improvement Serial Bonds, Variable Rate Demand Bonds,
                 Series C, 1.150%, 10/01/21+

        4,000   Missouri Health and Educational Facilities Authority, Revenue                               A-1+          4,000,000
                 Bonds (Rockhurst University), Variable Rate Demand Bonds,
                 1.150%, 11/01/32+
------------------------------------------------------------------------------------------------------------------------------------
$       4,500   Total Short-Term Investments (cost $4,500,000)                                                            4,500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.4%                                                                      4,364,761
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $128,105,725
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       10


                            Statement of
                                ASSETS AND LIABILITIES March 31, 2003

--------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $118,474,662)                  $ 123,740,964
Cash                                                                    707,522
Receivables:
   Interest                                                           1,922,917
   Investments sold                                                   3,993,583
 Other assets                                                            10,080
--------------------------------------------------------------------------------
      Total assets                                                  130,375,066
--------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                     2,145,419
Accrued expenses:
   Management fees                                                       54,544
   Other                                                                 69,378
--------------------------------------------------------------------------------
      Total liabilities                                               2,269,341
--------------------------------------------------------------------------------
Net assets                                                        $ 128,105,725
================================================================================
Shares outstanding                                                   12,394,977
================================================================================
Net asset value per share outstanding (net assets divided
by shares outstanding)                                            $       10.34
================================================================================



NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Common shares, $.01 par value per share                           $     123,950
Paid-in surplus                                                     138,316,568
Undistributed (Over-distribution of) net investment income             (370,195)
Accumulated net realized gain (loss) from investments               (15,230,900)
Net unrealized appreciation of investments                            5,266,302
--------------------------------------------------------------------------------
Net assets                                                        $ 128,105,725
================================================================================

                                 See accompanying notes to financial statements.

                            Statement of
                                OPERATIONS
                                                 FOR THE PERIOD
                                                   JUNE 1, 2002
                                                        THROUGH      YEAR ENDED
                                                 MARCH 31, 2003         5/31/02
--------------------------------------------------------------------------------
INVESTMENT INCOME                                   $ 6,049,100     $ 7,987,957
--------------------------------------------------------------------------------
EXPENSES
Management fees                                         539,254         674,605
Shareholders' servicing agent fees
  and expenses                                           18,407          26,410
Custodian's fees and expenses                            43,820          44,429
Trustees' fees and expenses                               1,456           1,811
Professional fees                                        22,232          54,881
Shareholders' reports - printing
  and mailing expenses                                   39,073          59,352
Stock exchange listing fees                              14,103          28,191
Investor relations expense                               17,954          28,876
Other expenses                                            6,004           9,212
--------------------------------------------------------------------------------
Total expenses before custodian fee credit              702,303         927,767
   Custodian fee credit                                  (5,162)        (10,079)
--------------------------------------------------------------------------------
Net expenses                                            697,141         917,688
--------------------------------------------------------------------------------
Net investment income                                 5,351,959       7,070,269
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments            (8,696,173)     (6,247,761)
Change in net unrealized appreciation
  (depreciation) of investments                       5,950,067        (969,471)
--------------------------------------------------------------------------------
Net gain (loss) from investments                     (2,746,106)     (7,217,232)
--------------------------------------------------------------------------------
Net increase in net assets from operations          $ 2,605,853     $  (146,963)
================================================================================

                                 See accompanying notes to financial statements.


                            Statement of
                                  CHANGES IN NET ASSETS

                                                                              FOR THE PERIOD
                                                                                JUNE 1, 2002
                                                                                     THROUGH          YEAR ENDED         YEAR ENDED
                                                                              MARCH 31, 2003             5/31/02            5/31/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                            $ 5,351,959         $ 7,070,269        $ 7,734,751
Net realized gain (loss) from investments                                         (8,696,173)         (6,247,761)           308,404
Change in net unrealized appreciation (depreciation) of investments                5,950,067            (969,471)           412,312
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                              2,605,853            (146,963)         8,455,467
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income                                       (5,458,748)         (7,506,788)        (7,799,896)
From accumulated net realized gains from investment transactions                          --            (350,621)                --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                         (5,458,748)         (7,857,409)        (7,799,896)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                          --             158,873                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                             (2,852,895)         (7,845,499)           655,571
Net assets at the beginning of period                                            130,958,620         138,804,119        138,148,548
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                 $128,105,725        $130,958,620       $138,804,119
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the
   end of period                                                                $   (370,195)       $   (240,437)      $    113,183
====================================================================================================================================

                                 See accompanying notes to financial statements.

                            Notes to
                                   FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Fund covered in this report and its corresponding Common share New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics having an initial average effective maturity of approximately ten years. In assembling and managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Fund's investment adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Fund's investment adviser, Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity for the Fund's portfolio of twelve years or less.

On February 20, 2003, the Board of Trustees of the Fund approved a change in the Fund's fiscal year end from May 31 to March 31.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2003, the Fund had an outstanding when-issued purchase commitment of $2,145,419.


Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.


Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the period June 1, 2002 through March 31, 2003, have been designated Exempt Interest Dividends.


Dividends and Distributions to Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period June 1, 2002 through March 31, 2003.


Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. FUND SHARES
There were no share transactions during the period June 1, 2002 through March 31, 2003. During the fiscal year ended May 31, 2002, 14,191 shares were issued to shareholders due to reinvestment of distributions. There were no share transactions during the fiscal year ended May 31, 2001.


3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities for the period June 1, 2002 through March 31, 2003, aggregated $12,335,440 and $19,799,440, respectively. Purchases and sales (including maturities) of investments in short-term securities for the period June 1, 2002 through March 31, 2003, aggregated $7,000,000 and $2,500,000, respectively.


4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At March 31, 2003, the cost of investments owned was $118,395,348.

The net unrealized appreciation of investments at March 31, 2003, aggregated $5,345,616 of which $6,184,294 related to appreciated securities and $838,678 related to depreciated securities.

The tax components of undistributed net investment income and net realized gains at March 31, 2003, were as follows:

--------------------------------------------------------------------------------
Undistributed net tax-exempt income                                      $76,094
Undistributed net ordinary income *                                       19,776
Undistributed net long-term capital gains                                     --
================================================================================

The tax character of distributions paid during the period June 1, 2002 through March 31, 2003 and fiscal year ended May 31, 2002, was designated for purposes of the dividends paid deduction as follows:

2003
--------------------------------------------------------------------------------
Distributions from net tax-exempt income                              $5,478,580
Distributions from net ordinary income *                                   4,958
Distributions from net long-term capital gains                                --
================================================================================

2002
--------------------------------------------------------------------------------
Distributions from net tax-exempt income                              $7,586,610
Distributions from net ordinary income *                                 349,903
Distributions from net long-term capital gains                                --
================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At March 31, 2003, the Fund had an unused capital loss carryforward of $6,538,308 available to be applied against future capital gains, if any. If not applied, $14,922 of the carryforward will expire in the year 2010 and $6,523,386 will expire in 2011.

The Fund has elected to defer net realized losses from investments incurred from November 1, 2002 through March 31, 2003 ("post-October losses") in accordance with Federal income tax regulations. The Fund has $8,692,592 of post-October losses that are treated as having arisen in the following fiscal year.

                            Notes to
                                FINANCIAL STATEMENTS (continued)




5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:


AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .5000%
For the next $125 million                                                 .4875
For the next $250 million                                                 .4750
For the next $500 million                                                 .4625
For the next $1 billion                                                   .4500
For net assets over $2 billion                                            .4375
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.


6. INVESTMENT COMPOSITION
At March 31, 2003, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

--------------------------------------------------------------------------------
Consumer Staples                                                              7%
Education and Civic Organizations                                            10
Healthcare                                                                   20
Housing/Multifamily                                                           6
Housing/Single Family                                                         3
Long-Term Care                                                                8
Materials                                                                     6
Tax Obligation/General                                                        6
Tax Obligation/Limited                                                        5
U.S. Guaranteed                                                               8
Utilities                                                                    19
Other                                                                         2
--------------------------------------------------------------------------------
                                                                            100%
================================================================================

In addition, 26% of the total investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.


7. SUBSEQUENT EVENT - DISTRIBUTIONS TO SHAREHOLDERS
The Fund declared a dividend distribution of $.0440 per share from its tax-exempt net investment income which was paid on May 1, 2003, to shareholders of record on April 15, 2003.

                            Financial
                                   HIGHLIGHTS


                            Financial
                                   Highlights

Selected data for a share outstanding throughout each period:
                                      INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                               ------------------------------------   --------------------------------


                                                     NET                FROM AND
                                               REALIZED/               IN EXCESS
                   BEGINNING          NET     UNREALIZED                  OF NET                           ENDING    ENDING
                   NET ASSET   INVESTMENT     INVESTMENT              INVESTMENT     CAPITAL            NET ASSET    MARKET
                       VALUE       INCOME     GAIN (LOSS)     TOTAL       INCOME       GAINS     TOTAL      VALUE     VALUE
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
        2003(a)       $10.57         $.43          $(.22)      $.21       $(.44)         $--    $(.44)     $10.34  $ 9.8500
        2002           11.21          .57           (.57)        --        (.61)        (.03)    (.64)      10.57   10.4500
        2001           11.16          .62            .06        .68        (.63)          --     (.63)      11.21   10.8700
        2000           11.84          .63           (.59)       .04        (.62)        (.10)    (.72)      11.16   10.1875
        1999           11.95          .61           (.07)       .54        (.61)        (.04)    (.65)      11.84   11.5625
        1998           11.70          .61            .29        .90        (.61)        (.04)    (.65)      11.95   11.4375
============================================================================================================================

                        TOTAL RETURNS                                          RATIOS/SUPPLEMENTAL DATA
                   ----------------------    ---------------------------------------------------------------------------------------
                                                                     BEFORE CREDIT                  AFTER CREDIT**
                                                           -------------------------------   ---------------------------
                                                                            RATIO OF NET                   RATIO OF NET
                                                              RATIO OF        INVESTMENT        RATIO OF     INVESTMENT
                   BASED ON     BASED ON         ENDING    EXPENSES TO         INCOME TO     EXPENSES TO      INCOME TO    PORTFOLIO
                     MARKET    NET ASSET     NET ASSETS        AVERAGE           AVERAGE         AVERAGE        AVERAGE     TURNOVER
                      VALUE+       VALUE+         (000)     NET ASSETS        NET ASSETS      NET ASSETS     NET ASSETS         RATE
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
        2003(a)       (1.48)%       2.03%     $128,106            .65%*             4.95%*           .65%*         4.96%*         6%
        2002           1.87         (.06)      130,959            .69               5.23             .68           5.23          48
        2001          13.15         6.19       138,804            .64               5.50             .61           5.53          35
        2000          (5.48)         .43       138,149            .61               5.48             .61           5.49           6
        1999           6.87         4.64       146,630            .63               5.14             .62           5.15          31
        1998          12.60         7.85       147,842            .65               5.17             .65           5.17          13
====================================================================================================================================

*    Annualized.

**   After custodian fee credit, where applicable.

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

a)   For the period June 1, 2002 through March 31, 2003.

                                 See accompanying notes to financial statements.


                                  18-19 SPREAD

Trustees
       AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between Nuveen Advisory and the Fund, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                             POSITION(S)                                                                                  IN FUND
                             HELD            YEAR FIRST        PRINCIPAL OCCUPATION(S)                                    COMPLEX
NAME, BIRTHDATE              WITH THE        ELECTED OR        INCLUDING OTHER DIRECTORSHIPS                              OVERSEEN
AND ADDRESS                  FUND            APPOINTED(2)      DURING PAST 5 YEARS                                        BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEE WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)  Chairman of the    1994           Chairman and Director (since 1996) of Nuveen                   142
3/28/49                      Board and                         Investments, Inc. and Nuveen Investments, LLC;
333 W. Wacker Drive          Trustee                           Director (since 1992) and Chairman (since 1996) of
Chicago, IL 60606                                              Nuveen Advisory Corp. and Nuveen Institutional
                                                               Advisory Corp.; Chairman and Director (since 1997)
                                                               of Nuveen Asset Management, Inc.; Director (since 1996)
                                                               of Institutional Capital Corporation; Chairman and Director
                                                               (since 1999) of Rittenhouse Asset Management, Inc.;
                                                               Chairman of Nuveen Investments Advisers Inc. (since 2002).
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner            Trustee            1997           Private Investor and Management Consultant.                    122
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown            Trustee            1993           Retired (since 1989) as Senior Vice President of The           122
7/29/34                                                        Northern Trust Company; Director of the United Way of
333 W. Wacker Drive                                            Highland Park-Highwood (since 2002).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri         Trustee            1994           Retired, formerly, Executive Director (1998-2001) of           122
1/26/33                                                        Manitoga/The Russel Wright Design Center; prior thereto,
333 W. Wacker Drive                                            President and Chief Executive Officer of Blanton-Peale
Chicago, IL 60606                                              Institute (since 1990); prior thereto, Vice President,
                                                               Metropolitan Life Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers              Trustee            1992           Adjunct Professor of Business and Economics, University of     122
4/3/33                                                         Dubuque, Iowa; formerly (1991-2000) Adjunct Professor, Lake
333 W. Wacker Drive                                            Forest Graduate School of Management, Lake Forest, Illinois;
Chicago, IL 60606                                              prior thereto, Executive Director, Towers Perrin Australia, a management consulting firm; Chartered Financial Analyst;
                                                               Certified Management Consultant; Director, Executive
                                                               Service Corps of Chicago, a not-for-profit organization.

------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider         Trustee            1997           Senior Partner and Chief Operating Officer, Miller-Valentine   122
9/24/44                                                        Group, Vice President, Miller-Valentine Realty, a development
333 W. Wacker Drive                                            and contract company; Chair, MiamiValley Hospital; Chair,
Chicago, IL 60606                                              Miami Valley Economic Development Coalition; formerly,
                                                               Member, Community Advisory Board, National City Bank,
                                                               Dayton, Ohio and Business Advisory Council, Cleveland
                                                               Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale          Trustee            1997           Executive Director, Gaylord and Dorothy Donnelley Foundation   122
12/29/47                                                       (since 1994); prior thereto, Executive Director, Great Lakes
333 W. Wacker Drive                                            Protection Fund (from 1990 to 1994).
Chicago, IL 60606


                                       20

                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                             POSITION(S)                                                                                  IN FUND
                             HELD            YEAR FIRST        PRINCIPAL OCCUPATION(S)                                    COMPLEX
NAME, BIRTHDATE              WITH THE        ELECTED OR        INCLUDING OTHER DIRECTORSHIPS                              OVERSEEN
AND ADDRESS                  FUND            APPOINTED(3)      DURING PAST 5 YEARS                                        BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman         Chief              1988           Managing Director (since 2002), Assistant Secretary            142
9/9/56                       Administrative                    and Associate General Counsel, formerly, Vice President
333 W. Wacker Drive          Officer                           and Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                              Managing Director (since 2002), General Counsel and
                                                               Assistant Secretary, formerly, Vice President of Nuveen
                                                               Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                               Managing Director (since 2002), Assistant Secretary and
                                                               Associate General Counsel, formerly, Vice President (since
                                                               2000), of Nuveen Asset Management, Inc.; Assistant
                                                               Secretary of Nuveen Investments, Inc. (since 1994);
                                                               Assistant Secretary of NWQ Investment Management
                                                               Company, LLC (since 2002); Vice President and
                                                               Assistant Secretary of Nuveen Investments Advisers Inc.
                                                               (since 2002); Managing Director, Associate General
                                                               Counsel and Assistant Secretary of Rittenhouse Asset
                                                               Management, Inc. (since May 2003); Chartered
                                                               Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson          Vice President     2000           Vice President (since 2002), formerly, Assistant               142
2/3/66                       and Assistant                     Vice President (since 2000), previously, Associate of
333 W. Wacker Drive          Secretary                         Nuveen Investments, LLC.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Paul L. Brennan              Vice President     1999           Vice President (since 2002), formerly, Assistant               135
11/10/66                                                       Vice President (since 1997), of Nuveen Advisory Corp.;
333 W. Wacker Drive                                            prior thereto, portfolio manager of Flagship Financial Inc.;
Chicago, IL 60606                                              Chartered Financial Analyst and Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo            Vice President     1999           Vice President of Nuveen Investments, LLC (since 1999),        142
11/28/67                     and Treasurer                     prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                            President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                              1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                               and Nuveen Institutional Advisory Corp. (since 1999); Vice
                                                               President and Treasurer of Nuveen Asset Management,
                                                               Inc. (since 2002) and of Nuveen Investments Advisers
                                                               Inc. (since 2002); Assistant Treasurer of NWQ Investment
                                                               Management Company, LLC (since 2002); Chartered
                                                               Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto             Vice President     2001           Vice President of Nuveen Advisory Corp. (since 2001);          142
9/8/54                                                         previously, Vice President of Van Kampen Investment
333 W. Wacker Drive                                            Advisory Corp. (since 1998); Vice President of Nuveen
Chicago, IL 60606                                              Institutional Advisory Corp. (since 2002); prior thereto,
                                                               Assistant Vice President of Van Kampen Investment
                                                               Advisory Corp. (since 1994).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger           Vice President     2000           Vice President (since 2002) and Assistant General Counsel      142
9/24/64                      and Secretary                     (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive                                            of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                              and Assistant Secretary (since 1998), formerly Assistant
                                                               Vice President of Nuveen Advisory Corp. and Nuveen
                                                               Institutional Advisory Corp.


                                       21


Trustees
       AND OFFICERS (CONTINUED)

                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                             POSITION(S)                                                                                  IN FUND
                             HELD            YEAR FIRST        PRINCIPAL OCCUPATION(S)                                    COMPLEX
NAME, BIRTHDATE              WITH THE        ELECTED OR        INCLUDING OTHER DIRECTORSHIPS                              OVERSEEN
AND ADDRESS                  FUND            APPOINTED(3)      DURING PAST 5 YEARS                                        BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson            Vice President     1998           Vice President of Nuveen Investments, LLC; Vice                142
10/24/45                                                       President (since 1998) of Nuveen Advisory Corp. and
333 W. Wacker Drive                                            Nuveen Institutional Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald        Vice President     1995           Managing Director (since 2002) of Nuveen Investments,          142
3/2/64                                                         LLC; Managing Director (since 2001), formerly Vice
333 W. Wacker Drive                                            President of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                              Institutional Advisory Corp. (since 1995); Managing
                                                               Director of Nuveen Asset Management, Inc. (since 2001);
                                                               Vice President of Nuveen Investment Advisers Inc.
                                                               (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy               Vice President     1998           Vice President (since 1993) and Funds Controller (since        142
5/31/54                      and Controller                    1998) of Nuveen Investments, LLC and Vice President and
333 W. Wacker Drive                                            Funds Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606                                              Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell            Vice President     1992           Vice President of Nuveen Advisory Corp.;                       135
7/5/55                                                         Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Richard A. Huber             Vice President     1997           Vice President of Nuveen Institutional Advisory Corp.          135
3/26/63                                                        (since 1998) and Nuveen Advisory Corp. (since 1997);
333 W. Wacker Drive                                            prior thereto, Vice President and Portfolio Manager of
Chicago, IL 60606                                              Flagship Financial, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa              Vice President     1990           Vice President of Nuveen Advisory Corp.                        135
8/21/57
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                Vice President     2000           Vice President (since 2000) of Nuveen Investments, LLC,        142
3/22/63                                                        previously Assistant Vice President (since 1999); prior
333 W. Wacker Drive                                            thereto, Associate of Nuveen Investments, LLC; Certified
Chicago, IL 60606                                              Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                Vice President     2002           Vice President (since 1999), previously, Assistant Vice        142
8/27/61                                                        President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin              Vice President     1998           Vice President, Assistant Secretary and Assistant General      142
7/27/51                      and Assistant                     Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive          Secretary                         Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                              Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                               Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                               Inc.; Vice President (since 2000), Assistant Secretary and
                                                               Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                               Management, Inc.; Vice President and Assistant Secretary of
                                                               Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                               Secretary of NWQ Investment Management Company, LLC
                                                               (since 2002).


                                       22

                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                             POSITION(S)                                                                                  IN FUND
                             HELD            YEAR FIRST        PRINCIPAL OCCUPATION(S)                                    COMPLEX
NAME, BIRTHDATE              WITH THE        ELECTED OR        INCLUDING OTHER DIRECTORSHIPS                              OVERSEEN
AND ADDRESS                  FUND            APPOINTED(3)      DURING PAST 5 YEARS                                        BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV          Vice President     1996           Managing Director (since 2002) of Nuveen Investments,          142
7/7/65                                                         LLC; Managing Director (since 1997), formerly Vice
333 W. Wacker Drive                                            President (since 1996) of Nuveen Advisory Corp. and
Chicago, IL 60606                                              Nuveen Institutional Advisory Corp.; Managing Director
                                                               of Nuveen Asset Management, Inc. (since 1999).
                                                               Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy      Vice President     1999           Vice President (since 2002), formerly, Assistant               135
9/4/60                                                         Vice President (since 1998), of Nuveen Advisory Corp.;
333 W. Wacker Drive                                            prior thereto, portfolio manager.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding           Vice President     1992           Vice President of Nuveen Advisory Corp. and Nuveen             135
7/31/51                                                        Institutional Advisory Corp.; Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606



(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of Nuveen Advisory Corp.
(2)  Trustees serve a one-year term until his/her successor is elected.
(3)  Officers serve one year terms through July of each year.

                        Build Your Wealth
                               AUTOMATICALLY



SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distrib utions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                        Fund
                           INFORMATION



BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

POLICY CHANGE
On November 14, 2002, the Board adopted a policy that allows this Fund, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of the Fund which means that it can be changed at any time by the Board of Trustees without vote of the shareholders.


GLOSSARY OF TERMS USED IN THIS REPORT
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


---------
This Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended March 31, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                     Serving Investors
                               FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

As a premier asset management firm, managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.



Distributed by
NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive |
Chicago, Illinois 60606 | www.nuveen.com


                                                                     EAN-A-0303D